Contingent Liabilities and Commitments	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Contingent Liabilities and Commitments

Note 11 - Contingent Liabilities and Commitments

Israel Innovation Authority

The Company operates within the framework of the Incubators Program (Directive No. 8.3 of the Ministry of Economy “The program”). As part of this plan, 60% of the approved program budget was financed by the IIA and 40% by the shareholders. In return for the participation of the IIA, the Company is required to pay royalties at the rate of 3.5% - 3% of the sales of the developed products linked to the dollar until the repayment date of the full amount of the grants, plus annual interest at the LIBOR rate.

In addition, the IIA may stipulate any arrangement whereby the Company will be able to transfer the technology or development from Israel.

As of December 31, 2020 the Company’s maximum possible future royalties commitment, subject to future sales of such products, and based on grants received from the IIA and not yet repaid is approximately $355 thousand (including interest in the amount of $28 thousand).

For the years ending December 31, 2020 and 2019 no additional IIA grants were obtained.